FINANCIAL INSTRUMENTS	9 Months Ended
Sep. 30, 2016
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS
9. FINANCIAL INSTRUMENTS

In 2015, the Company entered into forward contracts to purchase a fixed amount of Norwegian Kroners by selling a fixed U.S. Dollars amount. The contracts were designated as a fair value hedge of exposure to changes in fair value attributable to changes in the exchange rate on a portion of the remaining commitment related to the purchase of one vessel delivered in April 2016.

Changes in the fair value of the firm commitment and forward contracts caused by fluctuations in the forward exchange rate during the period in which the hedge was in effect were reflected as an asset or liability. Any ineffectiveness in the hedge was recognized in the profit and loss statements. As of September 30, 2016 and December 31, 2015, no material costs have been recognized due to hedge ineffectiveness.

As of December 31, 2015, an asset of $3.1 million and a liability of $3.1 million were recorded at fair value on the balance sheet as Other Current Assets and Other Current Liabilities, respectively.  Fair value estimates are based on Level 2 inputs including third-party quotes. The hedge did not affect the statements of cash flows until fulfillment of the commitment.

The vessel was delivered in April 2016, and the forward exchange contracts were settled for $29.9 million.